WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 16, 2001

                                 ANADIGICS, INC.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                     0-25662                     22-2582106
   (State Or Other               (Commission                  (IRS Employer
   Jurisdiction Of                File Number)               Identification No.)
   Incorporation)

                 141 Mt. Bethel Road, Warren, New Jersey 07059
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (908) 668-5000

Item 5.  Other Events.

          The Company disseminated the attached press release on November 16, 2001, announcing its proposed $75 million Convertible Senior Note offering.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

          99.1 Press Release of the Company dated November 16, 2001, announcing its proposed $75 million Convertible Senior Note offering.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ANADIGICS, INC.



                                              By:      /s/ Thomas C. Shields
                                              --------------------------------
                                              Name:   Thomas C. Shields
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer

Date:  November 19, 2001

                                  EXHIBIT INDEX

99.1 Press Release of the Company dated November 16, 2001, announcing its proposed $75 million Convertible Senior Note offering.

                                  EXHIBIT 99.1





                                   FOR:      ANADIGICS, INC.
                                             141 Mt. Bethel Road
                                             Warren, NJ 07059

                                             908-668-5000

                              CONTACT:       Thomas Shields
                                             Chief Financial Officer
                                             908-412-5995

                                             Richard Hantke
                                             Director, Investor Relations
                                             908-791-6043

                        MEDIA CONTACT:       Tim Blanke
                                             Corporate Communications Mgr.
                                             908-668-5000

    ANADIGICS ANNOUNCES PROPOSED $75 MILLION CONVERTIBLE SENIOR NOTE OFFERING

WARREN, NJ--November 16, 2001--ANADIGICS, Inc. (Nasdaq: ANAD) announced that it intends to offer, subject to market and other conditions, $75 million of Convertible Senior Notes due November 2006 in a Rule 144A offering to qualified institutional investors. The interest rate, conversion rate, and offering price are to be determined by negotiation between ANADIGICS and the initial purchaser of the Notes. ANADIGICS expects to offer the initial purchaser an option to purchase an additional $25 million of such Notes to cover over-allotments. The offering is expected to close by the end of November 2001. The net proceeds may be used for working capital, strategic acquisitions, and other general corporate purposes.

The Notes and the common stock issuable upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold in the United States, absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.

Except for historical information contained herein, this press release contains forward-looking statements that involve risks and uncertainties, including risks detailed from time to time in the Company's reports filed with the Securities and Exchange Commission, including the report on Form 10-K for the year ended December 31, 2000. Actual results could differ materially from the Company's forward-looking statements. Forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company "believes", "anticipates", "expects", or words of similar import. Similarly, statements that describe the Company's future plans, objectives, estimates, or goals are forward-looking statements.